                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 26, 2004
                                                         -----------------



                               NAVARRE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         MINNESOTA                     0-22982                   41-1704319
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                   7400 49TH AVENUE NORTH, NEW HOPE, MN 55428
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 535-8333


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired

             Not Applicable

         (b) Pro Forma Financial Information (unaudited).

             Not Applicable

         (c) Exhibits

         99.1 Release to announce the Company's raised guidance for net sales and net income for fiscal 2004.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND CONDITION

On February 23, 2004, Navarre Corporation issued a press release to announce its raised guidance for net sales and net income for fiscal 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.


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                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       NAVARRE CORPORATION


                                       By: /s/ Eric H. Paulson
                                           ----------------------------------
                                           Eric H. Paulson
                                           Chairman of the Board, President and
                                           Chief Executive Officer


Dated: February 26, 2004


                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------
   99(1)          Release to announce the Company's raised guidance for net
                  sales and net income for fiscal 2004.


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